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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): December 22, 1999



                           BELL ATLANTIC CORPORATION
            (Exact name of registrant as specified in its charter)



Delaware                                 1-8606             23-2259884
(State or other jurisdiction     (Commission file number)   (I.R.S. employer
 of incorporation)                                          identification no.)

1095 Avenue of the Americas
New York, New York                                          10036
(Address of principal executive offices)                    (zip code)


     Registrant's telephone number, including area code:    (212) 395-2121


                                Not applicable
         (Former name or former address, if changed since last report)
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Item 5.  Other Events
         ------------

Attached as an Exhibit is a press release issued by Bell Atlantic Corporation on December 22, 1999 announcing that the Federal Communications Commission has approved our application to offer long distance service in New York.

In a telephone conference with members of the media and analysts on December 22, 1999, in connection with the announcement, we stated that:

 .  we are targeting one million customers in 2000; and

 . we expect to win 25 to 30 percent of the consumer long distance market in the region in five years.

          Cautionary Statement Concerning Forward-Looking Statements

In this Current Report on Form 8-K, we have made forward-looking statements. These statements are based on our estimates and assumptions and are subject to risks and uncertainties. Forward-looking statements include the information concerning our possible or assumed future results of operations. Forward-looking statements also include those preceded or followed by the words "anticipates," "believes," "estimates," "hopes" or similar expressions. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

The following important factors could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements:

 . materially adverse changes in economic conditions in the markets served by us or by companies in which we have substantial investments;

 .  material changes in available technology;

 . the final outcome of federal, state, and local regulatory initiatives and proceedings, including arbitration proceedings, and judicial review of those initiatives and proceedings, pertaining to, among other matters, the terms of interconnection, access charges, universal service, and unbundled network element and resale rates;

 . the extent, timing, success, and overall effects of competition from others in the local telephone and toll service markets;

 . the timing and profitability of our entry into the in-region long distance market;

 . the success and expense of our remediation efforts and those of our suppliers, customers, joint ventures, noncontrolled investments, and interconnecting carriers in achieving Year 2000 compliance;

 . the timing of, and regulatory or other conditions associated with, the completion of the merger with GTE and our ability to combine operations and obtain revenue enhancements and cost savings following the merger; and

 . the timing of, and regulatory or other conditions associated with, the completion of the wireless transaction with Vodafone AirTouch, and the ability of the new wireless enterprise to combine operations and obtain revenue enhancements and cost savings.

Item 7. Financial Statements and Exhibits
        ---------------------------------

(c) Exhibits

Exhibit
Number
------

99         Press Release, dated December 22, 1999, issued by Bell Atlantic.
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            BELL ATLANTIC CORPORATION


                            By: /s/ Doreen A. Toben
                                -------------------
                                Doreen A. Toben
                                Vice President - Controller



Date:  December 22, 1999
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                                 Exhibit Index
                                 -------------

Exhibit
Number
------

99   Press Release, dated December 22, 1999, issued by Bell Atlantic.